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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2002

Financial Security Assurance Holdings Ltd.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-12644 (Commission File Number)	13-3261323 (IRS Employer Identification No.)
350 Park Avenue, New York, NY (Address of principal executive offices)		10022 (Zip Code)

Registrant's telephone number, including area code:
(212) 826-0100

Item 7.    Financial Statements and Exhibits.

        This current report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-100401 on Form S-3, the documents included as Exhibits hereto, relating to $230,000,000 aggregate principal amount of 6.25% Notes due 2102 ("Notes") of Financial Security Assurance Holdings Ltd. (the "Company").

Exhibit Number	Description
1.	Underwriting Agreement dated November 6, 2002 between the Underwriters listed on Schedule I thereto and the Company (relating to $155,000,000 principal amount of Notes)
2.	Underwriting Agreement dated November 22, 2002 between the Underwriters listed on Schedule I thereto and the Company (relating to $75,000,000 principal amount of Notes)
3.	Form of 6.25% Notes due 2102
4.	Officers' Certificate Pursuant to Section 2.01 and 2.03 of the Indenture

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.,
Date: November 25, 2002	By:	/s/ BRUCE STERN Bruce E. Stern Managing Director and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
1.	Underwriting Agreement dated November 6, 2002 between the Underwriters listed on Schedule I thereto and the Company (relating to $155,000,000 principal amount of 6.25% Notes due 2102)
2.	Underwriting Agreement dated November 22, 2002 between the Underwriters listed on Schedule I thereto and the Company (relating to $75,000,000 principal amount of 6.25% Notes due 2102)
3.	Form of 6.25% Notes due 2102
4.	Officers' Certificate Pursuant to Section 2.01 and 2.03 of the Indenture

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SIGNATURE
EXHIBIT INDEX